SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                February 11, 2002

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


         Delaware                   333-60530            41-1810301
(State of Incorporation)   (Commission File Number)  (IRS Employer
                                                      Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)




                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.  Financial Statements and Exhibits

         Ex. 20a  Series 1997-1 January Certificateholder's Statement

         Ex. 20b  Series 1997-2 January Certificateholder's Statement

         Ex. 20c  Series 1998-3 January Securityholder's Statement

         Ex. 20d  Series 1999-1 January Securityholder's Statement

         Ex. 20e  Series 1999-2 January Securityholder's Statement

         Ex. 20f  Series 1999-3 January Securityholder's Statement

         Ex. 20g  Series 2000-1 January Securityholders's Statement

         Ex. 20h  Series 2000-2 January Securityholder's Statement

         Ex. 20i  Series 2000-3 January Securityholder's Statement

         Ex. 20j  Series 2001-1 January Securityholder's Statement

         Ex. 20k  Series 2001-2 January Securityholder's Statement

         Ex. 20l  Series 2001-3 January Securityholder's Statement

         Ex. 20m  Series 2001-4 January Securityholder's Statement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.


                                     By  /s/
                                        Ralph A. Than
                                        Senior Vice President, Treasurer

Dated: February 11, 2002